UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
Absolute Return 500 Fund®

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen —and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value June 30, 2016

Class IA: $10.04	Class IB: $9.94

Total return at net asset value

			BofA	Barclays
			Merrill	U.S.
			Lynch U.S.	Aggregate
(as of	Class IA	Class IB	Treasury	Bond	S&P 500	Fund’s
6/30/16)	shares*	shares*	Bill Index	Index	Index	target†

6 months	–0.17%	–0.30%	0.21%	5.31%	3.84%	—

1 year	–0.64	–0.97	0.25	6.00	3.99	5.25%

5 years	10.42	9.03	0.61	20.28	77.02	—
Annualized	2.00	1.74	0.12	3.76	12.10	5.12

Life	9.10	7.61	0.63	21.49	72.10	—
Annualized	1.70	1.43	0.12	3.84	11.07	5.12

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

† Fund’s benchmark plus 5.00%. No information for the target return is provided for periods of less than one year.

The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

U.S. stocks	17.1%

Agency pass-through	9.9%

Commercial MBS	5.9%

Agency CMO	4.2%

Emerging-market bonds	1.8%

Residential MBS (non-agency)	1.7%

Commodities	1.0%

Asset-backed securities (ABS)	0.2%

International stocks	–0.2%

U.S. Treasury/agency	–0.5%

High-yield corporate bonds	–8.5%

Cash and net other assets	54.2%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s manager

What was the investment environment like during the six-month reporting period ended June 30, 2016?

In the opening days of 2016, stocks sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Federal Reserve action, and ongoing concerns about still-low energy prices. After bottoming on February 11, stocks and credit-sensitive bonds staged a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers reassured markets that interest rate hikes would be gradual. Energy prices began to recover, and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

A variety of headwinds converged to slow the market’s advance. Weak first-quarter gross domestic product growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs growth led the stock market to lose some of its momentum in April. However, stocks remained positive, managing to eke out their third straight month of gains in May.

Brexit, the United Kingdom’s referendum vote on whether to remain in or leave the European Union [EU], weighed on investor sentiment for much of June. Many had assumed that the United Kingdom would vote to remain in the EU, but on June 23, U.K. voters shocked the world with a 52% to 48% decision in favor of withdrawing from the EU. Following the vote, stocks were down sharply in the United States before quickly staging a recovery in the final days of the month.

Which strategies had the biggest influence on the portfolio’s performance?

The portfolio ended what was a volatile semiannual reporting period roughly flat, with strong directional performance balancing some non-directional weakness. In particular, long directional interest-rate risk benefited the portfolio, while a number of non-directional strategies detracted.

As a whole, our directional (or beta) strategies — which seek to capitalize on broad global market trends — added value, led by favorable interest-rate positioning. Long directional equity positions were slightly additive, while directional credit and inflation risk positions had a muted impact on performance.

Non-directional (or alpha) strategies, where we seek to add value regardless of global market trends, generated mixed returns over the six-month period, but ended as a detractor. Equity-selection alpha strategies produced some strong performers as well as a few detractors. We saw positive contributions to performance from our fundamental forensic accounting strategy that identifies companies that use aggressive accounting practices, as well as our quantitatively driven sector-selection strategy. That said, equity-selection alpha strategies also produced some notable detractors. A quantitatively driven U.S. equity-selection strategy and a concentrated international alpha strategy, which identifies long/short opportunities across five developed stock markets, both finished negative.

In other non-directional strategies, fixed-income security selection detracted, with a structured credit strategy that primarily focuses on the securitized mortgage market underperforming. Active currency strategies were also a net detractor, and helped contribute to overall non-directional weakness to start the year.

What is your outlook?

A fair amount of anxiety permeates the markets today, with concerns about future Fed action, eurozone growth, terrorism attacks, and the U.S. presidential campaign weighing on investor sentiment. The market dislikes uncertainty and clearly wants resolution to some of these concerns.

That said, as we enter the second half of the year, with the U.S. presidential election looming, we expect lower asset class returns and heightened volatility. Moreover, we believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the balance of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which, in our view, could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

We believe the U.K.’s referendum was one of several global macro events that have the potential to inject significant uncertainty into markets. As a result, we are constructive but somewhat cautious in positioning the portfolio across equity, interest rate, credit, and commodity markets. Increasing defaults and deteriorating fundamentals keep us cautious about credit risk. Low unemployment and hints of inflation provide the Fed with the data needed to raise rates, although demand from overseas and the global rate environment balance our outlook for rate-sensitive fixed income. Higher oil prices have brought production back to energy markets, and this supply response weighs on the prospects for continued commodity strength in the short term.

Overall, the environment is one in which directional positions do not seem particularly attractive. We expect that non-directional strategies will continue to make up a significant portion of portfolio risk, though overall risk remains low.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not

2 Putnam VT Absolute Return 500 Fund

subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default, and changes in government intervention. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Your fund’s managers

Portfolio Manager James A. Fetch is a Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Net expenses for the fiscal year ended 12/31/15*	0.92%	1.17%

Total annual operating expenses for the fiscal year
ended 12/31/15	1.36%	1.61%

Annualized expense ratio for the six-month period
ended 6/30/16	0.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/17.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.47	$5.71	$4.52	$5.77

Ending value
(after expenses)	$998.30	$997.00	$1,020.39	$1,019.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

† Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Absolute Return 500 Fund

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (24.8%)*	Shares	Value

Basic materials (1.1%)
Bemis Co., Inc.	223	$11,482

Braskem SA Class A (Preference) (Brazil)	6,300	37,341

China Lesso Group Holdings, Ltd. (China)	36,000	19,180

China Railway Construction Corp., Ltd. (China)	37,000	46,631

Graphic Packaging Holding Co.	1,148	14,396

Hyosung Corp. (South Korea)	402	43,897

IRPC PCL (Thailand)	131,000	17,745

Lee & Man Paper Manufacturing, Ltd. (China)	8,000	5,948

PTT Global Chemical PCL (Thailand)	28,500	48,054

Sappi, Ltd. (South Africa) †	2,396	11,176

Sherwin-Williams Co. (The)	71	20,851

Siam Cement PCL (The) (Thailand)	1,050	14,300

Sinopec Shanghai Petrochemical Co., Ltd. (China) †	78,000	35,755

Sonoco Products Co.	195	9,684

		336,440
Capital goods (1.7%)
Allison Transmission Holdings, Inc.	915	25,830

AptarGroup, Inc.	96	7,596

Avery Dennison Corp.	443	33,114

Boeing Co. (The)	388	50,390

BWX Technologies, Inc.	259	9,264

China Communications Construction Co., Ltd. (China)	15,000	16,276

China Railway Group, Ltd. (China) †	61,000	45,925

Crown Holdings, Inc. †	237	12,009

General Dynamics Corp.	579	80,620

Honeywell International, Inc.	31	3,606

Lockheed Martin Corp.	28	6,949

Northrop Grumman Corp.	402	89,357

Raytheon Co.	622	84,561

Waste Management, Inc.	1,019	67,529

		533,026
Communication services (1.9%)
AT&T, Inc.	1,052	45,457

China Mobile, Ltd. (China)	1,000	11,550

DISH Network Corp. Class A †	4,808	251,939

Juniper Networks, Inc.	2,162	48,623

MTN Group, Ltd. (South Africa)	3,307	32,340

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	200,300	60,775

Telkom SA SOC, Ltd. (South Africa)	7,217	32,615

Verizon Communications, Inc.	2,025	113,076

		596,375
Consumer cyclicals (3.1%)
Alfa SAB de CV (Mexico)	7,341	12,620

Automatic Data Processing, Inc.	960	88,195

AutoZone, Inc. †	92	73,033

China Dongxiang Group Co., Ltd. (China)	45,000	7,964

Clorox Co. (The)	53	7,335

Copart, Inc. †	222	10,880

Dolby Laboratories, Inc. Class A	120	5,742

Dollar General Corp.	1,010	94,940

Ecolab, Inc.	105	12,453

Gartner, Inc. †	158	15,391

Hankook Tire Co., Ltd. (South Korea)	115	5,118

Home Depot, Inc. (The)	91	11,620

Hyatt Hotels Corp. Class A †	178	8,747

Imperial Holdings, Ltd. (South Africa)	475	4,878

COMMON STOCKS (24.8%)* cont.	Shares	Value

Consumer cyclicals cont.
John Wiley & Sons, Inc. Class A	101	$5,270

Kia Motors Corp. (South Korea)	1,208	45,497

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	19,638	46,392

Liberty Braves Group Class A †	36	541

Liberty Media Group Class A †	92	1,761

Liberty SiriusXM Group Class A †	368	11,540

MSG Networks, Inc. Class A †	263	4,034

News Corp. Class B	291	3,396

NIKE, Inc. Class B	1,476	81,475

O’Reilly Automotive, Inc. †	169	45,816

Omnicom Group, Inc.	37	3,015

Scotts Miracle-Gro Co. (The) Class A	101	7,061

ServiceMaster Global Holdings, Inc. †	443	17,631

Sirius XM Holdings, Inc. †	10,854	42,873

Smiles SA (Brazil)	3,900	58,264

Target Corp.	1,099	76,732

Thomson Reuters Corp. (Canada)	436	17,623

Top Glove Corp. Bhd (Malaysia)	11,000	12,569

Truworths International, Ltd. (South Africa)	5,256	30,673

Twenty-First Century Fox, Inc.	1,755	47,824

Vantiv, Inc. Class A †	801	45,337

Visteon Corp.	227	14,939

Wal-Mart Stores, Inc.	58	4,235

World Fuel Services Corp.	159	7,551

		990,965
Consumer staples (2.8%)
Altria Group, Inc.	1,623	111,922

Arca Continental SAB de CV (Mexico)	4,388	31,492

Colgate-Palmolive Co.	910	66,609

Constellation Brands, Inc. Class A	502	83,031

Gruma SAB de CV Class B (Mexico)	3,204	46,091

Grupo Lala SAB de CV (Mexico)	12,846	28,323

Hormel Foods Corp.	759	27,779

JBS SA (Brazil)	13,799	42,957

Kroger Co. (The)	1,954	71,888

KT&G Corp. (South Korea)	568	67,327

LG Household & Health Care, Ltd. (South Korea)	59	57,228

Match Group, Inc. †	395	5,955

McDonald’s Corp.	799	96,152

PepsiCo, Inc.	717	75,959

Sao Martinho SA (Brazil)	698	11,599

Sysco Corp.	1,083	54,951

		879,263
Energy (1.3%)
Bangchak Petroleum PCL (The) (Thailand)	30,300	27,592

California Resources Corp.	6	73

Exxon Mobil Corp.	1,777	166,576

Formosa Petrochemical Corp. (Taiwan)	16,000	43,626

Frank’s International NV (Netherlands)	208	3,039

Occidental Petroleum Corp.	638	48,207

Schlumberger, Ltd.	863	68,246

SK Innovation Co., Ltd. (South Korea)	111	13,668

Thai Oil PCL (Thailand)	19,800	33,808

		404,835
Financials (4.9%)
Agricultural Bank of China, Ltd. (China)	134,000	49,276

Allied World Assurance Co. Holdings AG	452	15,883

American Capital Agency Corp. R	2,441	48,381

Putnam VT Absolute Return 500 Fund 5

COMMON STOCKS (24.8%)* cont.	Shares	Value

Financials cont.
American Financial Group, Inc.	162	$11,977

Annaly Capital Management, Inc. R	985	10,904

Aspen Insurance Holdings, Ltd.	194	8,998

Assurant, Inc.	79	6,818

AvalonBay Communities, Inc. R	311	56,101

Banco Bradesco SA ADR (Brazil)	4,577	35,746

Bank Negara Indonesia Persero Tbk PT (Indonesia)	81,900	32,380

Bank of Communications Co., Ltd. (China)	70,000	44,656

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	64,700	53,139

Broadridge Financial Solutions, Inc.	259	16,887

Capital One Financial Corp.	1,182	75,069

Care Capital Properties, Inc. R	232	6,081

Chimera Investment Corp. R	969	15,213

China Cinda Asset Management Co., Ltd. (China)	107,000	36,130

China Construction Bank Corp. (China)	69,000	45,854

China Galaxy Securities Co., Ltd. (China)	32,500	29,363

Chongqing Rural Commercial Bank Co., Ltd. (China)	73,000	37,065

CoreLogic, Inc. †	213	8,196

Discover Financial Services	143	7,663

Dubai Islamic Bank PJSC (United Arab Emirates) †	2,225	3,100

Endurance Specialty Holdings, Ltd.	131	8,798

Equity Commonwealth † R	266	7,749

Everest Re Group, Ltd.	85	15,527

Four Corners Property Trust, Inc. R	350	7,207

Guangzhou R&F Properties Co., Ltd. (China)	33,600	42,619

Hanover Insurance Group, Inc. (The)	33	2,792

Highwealth Construction Corp. (Taiwan)	14,000	23,186

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,047	26,589

Industrial & Commercial Bank of China, Ltd. (China)	58,000	32,220

Industrial Bank of Korea (South Korea)	2,349	22,901

Liberty Holdings, Ltd. (South Africa)	3,867	31,819

Macquarie Mexico Real Estate Management SA
de CV (Mexico) R	8,174	10,721

MFA Financial, Inc. R	1,275	9,269

Moscow Exchange MICEX-RTS OAO (Russia) †	31,999	56,366

MRV Engenharia e Participacoes SA (Brazil)	1,000	3,365

People’s Insurance Co. Group of China, Ltd. (China)	115,000	44,547

PNC Financial Services Group, Inc. (The)	760	61,856

Popular, Inc. (Puerto Rico)	309	9,054

ProAssurance Corp.	129	6,908

Public Storage R	88	22,492

Reinsurance Group of America, Inc.	104	10,087

RenaissanceRe Holdings, Ltd.	128	15,032

Sberbank of Russia PJSC ADR (Russia)	9,074	79,297

Shinhan Financial Group Co., Ltd. (South Korea)	442	14,593

SLM Corp. †	1,968	12,162

Starwood Property Trust, Inc. R	1,071	22,191

Synchrony Financial †	2,583	65,298

TCF Financial Corp.	526	6,654

Two Harbors Investment Corp. R	1,279	10,948

U.S. Bancorp	738	29,764

Validus Holdings, Ltd.	276	13,411

Voya Financial, Inc.	844	20,897

Wells Fargo & Co.	2,422	114,633

XL Group PLC	1,386	46,168

		1,562,000

COMMON STOCKS (24.8%)* cont.	Shares	Value

Health care (2.4%)
AmerisourceBergen Corp.	762	$60,442

Bio-Rad Laboratories, Inc. Class A †	56	8,009

Cardinal Health, Inc.	726	56,635

Charles River Laboratories International, Inc. †	83	6,843

DaVita HealthCare Partners, Inc. †	498	38,505

Johnson & Johnson	1,326	160,844

McKesson Corp.	417	77,833

MEDNAX, Inc. †	184	13,327

Merck & Co., Inc.	728	41,940

PerkinElmer, Inc.	314	16,460

Pfizer, Inc.	3,402	119,784

Richter Gedeon Nyrt (Hungary)	2,381	47,296

Thermo Fisher Scientific, Inc.	592	87,474

Waters Corp. †	152	21,379

		756,771
Technology (4.0%)
Accenture PLC Class A	688	77,944

Amdocs, Ltd.	352	20,317

Apple, Inc.	675	64,530

Brocade Communications Systems, Inc.	1,474	13,531

Cisco Systems, Inc.	4,043	115,994

Computer Sciences Corp.	288	14,299

CSRA, Inc.	329	7,708

DST Systems, Inc.	308	35,860

eBay, Inc. †	2,901	67,912

Everlight Electronics Co., Ltd. (Taiwan)	13,000	21,222

Fidelity National Information Services, Inc.	296	21,809

Fiserv, Inc. †	474	51,538

Foxconn Technology Co., Ltd. (Taiwan)	15,000	35,355

Genpact, Ltd. †	338	9,072

Gentex Corp.	210	3,245

Hon Hai Precision Industry Co., Ltd. (Taiwan)	31,000	79,766

Ingram Micro, Inc. Class A	394	13,703

Inventec Corp. (Taiwan)	29,000	20,732

Leidos Holdings, Inc.	196	9,383

Maxim Integrated Products, Inc.	2,031	72,486

Microsoft Corp.	620	31,725

NetEase, Inc. ADR (China)	372	71,878

Paychex, Inc.	1,233	73,364

Samsung Electronics Co., Ltd. (South Korea)	149	185,484

Synopsys, Inc. †	342	18,495

Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	2,068	54,244

Tencent Holdings, Ltd. (China)	2,600	59,232

Xilinx, Inc.	336	15,500

		1,266,328
Transportation (0.5%)
China Southern Airlines Co., Ltd. (China)	60,000	34,077

Controladora Vuela Cia de Aviacion SAB de CV
Class A (Mexico) †	3,338	6,270

MISC Bhd (Malaysia)	14,900	27,598

OHL Mexico SAB de CV (Mexico) †	7,494	9,182

Southwest Airlines Co.	64	2,509

United Parcel Service, Inc. Class B	883	95,117

		174,753
Utilities and power (1.1%)
AK Transneft OAO (Preference) (Russia) †	10	26,066

American Electric Power Co., Inc.	523	36,657

American Water Works Co., Inc.	217	18,339

6 Putnam VT Absolute Return 500 Fund

COMMON STOCKS (24.8%)* cont.	Shares	Value

Utilities and power cont.
Korea Electric Power Corp. (South Korea)	1,246	$65,755

PG&E Corp.	814	52,031

Southern Co. (The)	1,603	85,969

Tenaga Nasional Bhd (Malaysia)	16,000	55,972

		340,789
Total common stocks (cost $7,129,356)		$7,841,545

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (13.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (13.2%)
Federal National Mortgage Association
Pass-Through Certificates
3 1/2s, TBA, July 1, 2046	$2,000,000	$2,109,844
3s, TBA, July 1, 2046	2,000,000	2,075,156

		4,185,000
Total U.S. government and agency mortgage
obligations (cost $4,137,735)		$4,185,000

MORTGAGE-BACKED SECURITIES (7.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (4.0%)
Federal Home Loan Mortgage Corporation
Ser. 4322, Class ID, IO, 4 1/2s, 2043	$144,560	$17,496
Ser. 4568, Class MI, IO, 4s, 2046	132,512	16,233
Ser. 4193, Class PI, IO, 4s, 2043	63,661	9,165
Ser. 4121, Class AI, IO, 3 1/2s, 2042	218,460	37,788
Ser. 4097, Class PI, IO, 3 1/2s, 2040	136,987	11,565
Ser. 4134, Class PI, IO, 3s, 2042	237,040	25,593
Ser. 4206, Class IP, IO, 3s, 2041	107,361	11,321

Federal National Mortgage Association
IFB Ser. 12-68, Class BS, IO, 5.547s, 2042	110,656	19,520
IFB Ser. 13-101, Class SE, IO, 5.447s, 2043	93,332	23,803
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	164,279	28,086
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	69,598	6,867
Ser. 14-76, IO, 3 1/2s, 2039	207,491	19,656
Ser. 12-151, Class PI, IO, 3s, 2043	69,238	7,270
Ser. 13-1, Class MI, IO, 3s, 2043	154,341	13,625
Ser. 13-35, Class PI, IO, 3s, 2042	303,606	23,727
Ser. 13-31, Class NI, IO, 3s, 2041	88,532	7,238

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	183,358	33,327
IFB Ser. 13-129, Class SN, IO, 5.702s, 2043	46,707	7,701
Ser. 14-182, Class KI, IO, 5s, 2044	122,530	20,095
Ser. 14-133, Class IP, IO, 5s, 2044	155,361	26,854
Ser. 14-122, Class IC, IO, 5s, 2044	65,146	12,009
Ser. 14-163, Class NI, IO, 5s, 2044	75,737	12,211
Ser. 11-116, Class IB, IO, 5s, 2040	16,565	547
Ser. 10-20, Class UI, IO, 5s, 2040	70,764	11,216
Ser. 10-9, Class UI, IO, 5s, 2040	102,269	17,098
Ser. 09-121, Class UI, IO, 5s, 2039	74,845	12,923
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	106,712	18,601
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	28,939	4,480
Ser. 15-99, Class LI, IO, 4s, 2045	124,470	10,645
Ser. 15-79, Class CI, IO, 4s, 2045	109,579	15,568
Ser. 15-53, Class MI, IO, 4s, 2045	96,023	20,404
Ser. 13-24, Class PI, IO, 4s, 2042	69,908	8,571
Ser. 12-38, Class MI, IO, 4s, 2042	161,357	26,014
Ser. 14-133, Class AI, IO, 4s, 2036	174,005	15,537
Ser. 15-64, Class PI, IO, 3 1/2s, 2045	160,475	12,331
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	193,335	25,934
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	98,716	15,093
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	68,315	4,595

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	$63,314	$4,541
Ser. 12-136, Class BI, IO, 3 1/2s, 2042	135,107	22,779
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	59,386	3,698
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	53,305	3,316
Ser. 13-157, Class IA, IO, 3 1/2s, 2040	140,514	14,331
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	65,307	2,291
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	91,590	9,394
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	259,118	26,879
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	98,927	9,121
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	205,722	16,466
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	165,178	20,950
Ser. 13-H08, IO, 2.923s, 2063	240,050	18,028
Ser. 15-H22, Class GI, IO, 2.569s, 2065	136,092	19,271
FRB Ser. 15-H16, Class XI, IO, 2.122s, 2065	115,490	15,175
Ser. 15-H09, Class AI, IO, 2.096s, 2065	255,997	29,542
Ser. 16-H03, Class AI, IO, 2.051s, 2066	168,888	20,454
Ser. 15-H20, Class CI, IO, 2.04s, 2065	188,876	24,679
Ser. 15-H24, Class HI, IO, 2.025s, 2065	512,417	47,347
Ser. 15-H25, Class BI, IO, 1.98s, 2065	309,052	38,477
Ser. 15-H15, Class JI, IO, 1.938s, 2065	288,690	35,162
Ser. 15-H19, Class NI, IO, 1.909s, 2065	222,343	26,592
Ser. 16-H02, Class BI, IO, 1.908s, 2065	367,905	42,466
Ser. 16-H04, Class KI, IO, 1.891s, 2066	120,280	12,442
Ser. 15-H18, Class IA, IO, 1.823s, 2065	113,684	10,880
Ser. 15-H10, Class CI, IO, 1.803s, 2065	176,671	19,006
Ser. 15-H26, Class GI, IO, 1.788s, 2065	232,637	26,567
Ser. 15-H09, Class BI, IO, 1.694s, 2065	259,188	25,012
Ser. 14-H21, Class AI, IO, 1.689s, 2064	222,486	23,851
Ser. 15-H10, Class EI, IO, 1.628s, 2065	156,142	11,633
Ser. 15-H24, Class BI, IO, 1.612s, 2065	475,994	33,224
Ser. 15-H25, Class AI, IO, 1.611s, 2065	343,765	33,105
Ser. 16-H08, Class GI, IO, 1.426s, 2066	273,953	19,971

		1,277,357
Commercial mortgage-backed securities (1.6%)
Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.562s, 2039	25,000	21,160

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C3, Class B, 4.882s, 2037	15,000	14,996

GE Capital Commercial Mortgage Corp. FRB
Ser. 05-C1, Class D, 4.631s, 2048	25,000	24,713

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.52s, 2044	17,396	17,114

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 04-C3, Class X1, IO, 1.053s, 2041	56,223	750

GS Mortgage Securities Trust 144A FRB
Ser. 13-GC16, Class D, 5.497s, 2046	18,000	16,093

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.715s, 2046	16,000	13,882

JPMorgan Chase Commercial Mortgage Securities
Trust FRB Ser. 06-LDP7, Class B, 6.184s, 2045	20,000	9,912

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class C, 6.384s, 2051	20,000	18,480
Ser. 13-C13, Class E, 3.986s, 2046	12,000	9,377

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502s, 2039	23,000	16,227
FRB Ser. 06-C6, Class C, 5.482s, 2039	20,000	15,338

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.746s, 2038	25,000	21,590
Ser. 04-KEY2, Class D, 5.046s, 2039	23,219	23,006

Putnam VT Absolute Return 500 Fund 7

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	$25,000	$24,628
FRB Ser. 06-4, Class XC, IO, 0.79s, 2049	723,363	2,532

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5s, 2063	17,000	13,838
Ser. 13-C6, Class E, 3 1/2s, 2046	38,000	27,305

Wachovia Bank Commercial Mortgage Trust FRB
Ser. 06-C23, Class F, 5.789s, 2045	11,000	10,973

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	100,000	85,190

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5s, 2044	30,000	28,413
Ser. 12-C7, Class F, 4 1/2s, 2045	100,000	84,550
Ser. 13-C12, Class E, 3 1/2s, 2048	15,000	11,391

		511,458
Residential mortgage-backed securities (non-agency) (1.7%)
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B,
3.378s, 2034	28,388	27,941

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.377s, 2046	14,010	10,648
FRB Ser. 05-27, Class 1A6, 1.273s, 2035	24,720	18,045
FRB Ser. 05-59, Class 1A1, 0.778s, 2035	18,577	15,047
FRB Ser. 06-OC2, Class 2A3, 0.743s, 2036	14,203	9,942
FRB Ser. 06-OC10, Class 2A2A, 0.633s, 2036	16,071	12,696
FRB Ser. 06-OC8, Class 2A2A, 0.573s, 2036	6,645	5,316

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2B, 13.203s, 2028	10,000	10,725
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, 12.703s, 2028	60,000	66,144
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1B, 12.203s, 2028	85,000	91,418
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 6.153s, 2028	38,000	39,096
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, 6.003s, 2028	10,000	10,226
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 5.453s, 2025	68,000	68,519
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, 4.453s, 2025	6,000	5,998

Nomura Resecuritization Trust 144A FRB
Ser. 15-4R, Class 1A14, 0.59s, 2047	165,000	82,500

WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 04-AR12, Class A2B, 0.913s, 2044	35,212	32,075

Wells Fargo Mortgage Backed Securities Trust FRB
Ser. 06-AR6, Class 7A2, 2.76s, 2036	16,892	16,303

		522,639
Total mortgage-backed securities (cost $2,476,978)		$2,311,454

COMMODITY LINKED NOTES (5.5%)* †††	Principal amount	Value

Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the BofA Merrill Lynch Commodity
MLCXP2KS Excess Return Strategy multiplied by 3)	$300,000	$300,560

Citigroup Global Markets Holdings Inc.
sr. notes Ser. N, 3-month USD LIBOR less 0.20%,
2017 (Indexed to the Citi Commodity Spread
Index—Bloomberg Commodity IndexSM 3 Month
Forward Sub-Indices versus Bloomberg Commodity
Index SM Sub-Indices multiplied by 3)	690,000	679,061

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the S&P GSCI Total
Return Index multiplied by 3) (United Kingdom)	107,000	101,644

COMMODITY LINKED NOTES (5.5%)* ††† cont.		Principal amount		Value

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)			$80,000	$79,126

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)			333,000	342,845

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2016 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)			220,044	234,510

Total commodity Linked Notes (cost $1,730,044)				$1,737,746

INVESTMENT COMPANIES (5.0%)*			Shares	Value

Consumer Discretionary Select Sector SPDR Fund			3,267	$254,989

Consumer Staples Select Sector SPDR Fund			9,878	544,772

Financial Select Sector SPDR Fund			10,917	249,235

Health Care Select Sector SPDR Fund			3,629	260,272

Utility Select Sector SPDR Fund			5,267	276,359

Total investment companies (cost $1,506,692)				$1,585,627

WARRANTS (1.2%)* †	Expiration date	Strike price	Warrants	Value

Aurobindo Pharma, Ltd.
144A (India)	6/22/17	$0.00	421	$4,631

Bharat Petroleum Corp.,
Ltd. 144A (India)	3/9/18	0.00	3,709	58,917

Ceat, Ltd. 144A (India)	8/15/16	0.00	539	6,699

China State Construction
Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	53,104	42,524

Hindustan Petroleum Corp.,
Ltd. 144A (India)	6/4/18	0.00	2,981	44,001

Indian Oil Corp., Ltd.
144A (India)	8/25/17	0.00	6,970	45,541

Infosys, Ltd. 144A (India)	10/10/16	0.00	4,402	76,359

Power Finance Corp., Ltd.
144A (India)	3/9/18	0.00	10,864	27,267

Shanghai Automotive Co.
(China)	3/2/17	0.00	19,900	60,746

Wipro, Ltd. 144A (India)	10/6/17	0.00	415	3,431

Zhengzhou Yutong Bus
Co., Ltd. 144A (China)	7/24/17	0.00	3,100	9,244

Total warrants (cost $388,112)				$379,360

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*		Principal amount		Value

Brazil (Federal Republic of) sr. unsec.
unsub. notes 10s, 2017 (Brazil) (units)		BRL	80	$24,456

Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10 7/8s, 2021 (Argentina)			$100,000	112,500

Russia (Federation of) 144A sr. unsec.
unsub. bonds 5 5/8s, 2042 (Russia)			200,000	224,077

Total foreign government and agency bonds
and notes (cost $340,535)				$361,033

CORPORATE BONDS AND NOTES (0.6%)*		Principal amount		Value

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)			$56,000	$49,630

Petroleos de Venezuela SA sr. unsec.
notes 5 1/8s, 2016 (Venezuela)			85,000	76,606

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 6 3/8s, 2045 (Mexico)			20,000	20,100

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4 1/2s, 2026 (Mexico)			39,000	37,534

Total corporate bonds and notes (cost $180,828)				$183,870

8 Putnam VT Absolute Return 500 Fund

ASSET-BACKED SECURITIES (0.2%)*	Principal amount			Value

Station Place Securitization Trust FRB Ser. 16-1,
Class A, 1.453s, 2017		$51,000		$51,000

Total asset-backed securities (cost $51,000)				$51,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount		Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-
BBA/Apr-47	Apr-17/2.915	$8,100		$50

(3.315)/3 month USD-LIBOR-
BBA/Apr-47	Apr-17/3.315	8,100		13

Goldman Sachs International
1.3275/3 month USD-LIBOR-
BBA/Jul-26	Jul-16/1.3275	471,000		1,808

2.089/6 month AUD-BBR-BBSW/Jul-26	Jul-16/2.089	AUD	268,000	620

Total purchased swap options outstanding (cost $4,051)				$2,491

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.3%)*	date/strike price	amount		Value

EUR/USD (Put)	Jul-16/$1.10	EUR	336,600	$1,958

SPDR S&P 500 ETF Trust (Call)	Jun-17/175.00	$3,790		21,899

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	3,743		20,634

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00	3,698		20,247

SPDR S&P 500 ETF Trust (Put)	Mar-17/175.00	3,994		16,084

SPDR S&P 500 ETF Trust (Put)	Feb-17/156.00	4,164		7,269

SPDR S&P 500 ETF Trust (Put)	Jan-17/145.00	3,788		3,447

USD/CAD (Call)	Jul-16/CAD 1.32	185,300		513

Total purchased options outstanding (cost $155,312)				$92,051

	Principal amount/
SHORT-TERM INVESTMENTS (55.4%)*		shares		Value

Federal Home Loan Banks unsec. discount
notes 0.29%, July 1, 2016		$250,000		$250,000

Federal Home Loan Banks unsec. discount
notes 0.34%, July 6, 2016		650,000		649,984

Federal Home Loan Banks unsec. discount
notes 0.42%, October 7, 2016		591,000		590,421

Federal Home Loan Banks unsec. discount
notes 0.47%, October 3, 2016		200,000		199,812

Federal Home Loan Mortgage Corporation unsec.
discount notes 0.22%, July 12, 2016		650,000		649,966

Federal Home Loan Mortgage Corporation unsec.
discount notes 0.28%, July 5, 2016		900,000		899,983

Federal National Mortgage Association unsec.
discount notes 0.30%, August 1, 2016		1,000,000		999,785

Putnam Money Market Liquidity Fund 0.39% L	Shares	5,838,768		5,838,768

Putnam Short Term Investment Fund 0.47% L	Shares	6,197,854		6,197,854

SSgA Prime Money Market Fund Class N 0.39% P	Shares	120,000		120,000

U.S. Treasury Bills 0.22%, August 4, 2016 Δ §		$148,000		147,970

U.S. Treasury Bills 0.27%, August 11, 2016 # Δ §		1,008,000		1,007,766

Total short-term investments (cost $17,552,007)				$17,552,309

Total investments (cost $35,652,650)				$36,283,486

Key to holding’s currency abbreviations

AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc

EUR Euro
GBP British Pound
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates As interest rates rise, inverse floaters produce less current income The rate shown is the current interest rate at the close of reporting period.

IO Interest Only

MTN Medium Term Notes

OAO Open Joint Stock Company

PJSC Public Joint Stock Company

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $31,657,772.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,555,184 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $5,154,768) (Unaudited)

Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/21/16	$81,914	$78,655	$3,259

	British Pound	Sell	9/21/16	41,566	42,704	1,138

	Canadian Dollar	Sell	7/21/16	11,069	11,368	299

	Euro	Buy	9/21/16	56,980	58,397	(1,417)

	Hong Kong Dollar	Sell	8/18/16	50,866	50,860	(6)

	Japanese Yen	Sell	8/18/16	7,251	7,619	368

	Malaysian Ringgit	Buy	8/18/16	47,066	46,881	185

	New Zealand Dollar	Buy	7/21/16	53,292	52,131	1,161

	Swedish Krona	Sell	9/21/16	44,947	47,550	2,603

Barclays Bank PLC

	Australian Dollar	Buy	7/21/16	25,491	26,557	(1,066)

	British Pound	Sell	9/21/16	89,793	92,364	2,571

	Canadian Dollar	Sell	7/21/16	23,841	24,811	970

	Euro	Buy	9/21/16	336,761	339,354	(2,593)

	Japanese Yen	Sell	8/18/16	49,739	50,763	1,024

	New Zealand Dollar	Sell	7/21/16	20,689	19,824	(865)

	Norwegian Krone	Buy	9/21/16	46,595	46,719	(124)

	Swedish Krona	Sell	9/21/16	94,733	94,195	(538)

Citibank, N.A.

	Australian Dollar	Buy	7/21/16	96,822	96,641	181

	Canadian Dollar	Sell	7/21/16	83,600	82,097	(1,503)

	Euro	Sell	9/21/16	92,927	94,300	1,373

	New Zealand Dollar	Buy	7/21/16	181,707	174,520	7,187

	South African Rand	Buy	7/21/16	46,346	45,462	884

Credit Suisse International

	Australian Dollar	Sell	7/21/16	14,535	13,212	(1,323)

	British Pound	Sell	9/21/16	47,294	48,036	742

	Canadian Dollar	Sell	7/21/16	66,725	65,760	(965)

	Hong Kong Dollar	Sell	8/18/16	36,834	36,831	(3)

	Japanese Yen	Sell	8/18/16	49,885	46,938	(2,947)

	New Zealand Dollar	Buy	7/21/16	106,656	103,996	2,660

	Norwegian Krone	Sell	9/21/16	144,994	145,505	511

	Swedish Krona	Sell	9/21/16	71,619	73,124	1,505

Deutsche Bank AG

	Australian Dollar	Sell	7/21/16	23,851	23,220	(631)

	Euro	Buy	9/21/16	891	644	247

	Japanese Yen	Sell	8/18/16	5,216	2,758	(2,458)

Goldman Sachs International

	Australian Dollar	Buy	7/21/16	78,262	79,685	(1,423)

	British Pound	Sell	9/21/16	89,926	93,746	3,820

	Canadian Dollar	Buy	7/21/16	51,476	48,786	2,690

	Euro	Buy	9/21/16	92,481	93,389	(908)

	Indonesian Rupiah	Buy	8/18/16	47,071	46,368	703

	Japanese Yen	Sell	8/18/16	116,623	117,014	391

	New Zealand Dollar	Buy	7/21/16	35,100	31,489	3,611

	South Korean Won	Buy	8/18/16	156	904	(748)

	Swedish Krona	Sell	9/21/16	107,814	108,149	335

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/21/16	48,075	46,946	1,129

	British Pound	Sell	9/21/16	47,294	48,037	743

	Euro	Sell	9/21/16	23,148	23,397	249

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $5,154,768) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Hong Kong Dollar	Sell	8/18/16	$50,814	$50,814	$—

	Polish Zloty	Sell	9/21/16	2,100	2,462	362

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/21/16	42,560	45,509	(2,949)

	British Pound	Sell	9/21/16	137,220	141,774	4,554

	Canadian Dollar	Buy	7/21/16	74,544	74,640	(96)

	Euro	Buy	9/21/16	92,815	94,261	(1,446)

	Hong Kong Dollar	Sell	8/18/16	50,956	50,951	(5)

	Indonesian Rupiah	Buy	11/16/16	46,398	46,653	(255)

	Japanese Yen	Sell	8/18/16	36,133	35,879	(254)

	New Zealand Dollar	Buy	7/21/16	92,030	86,819	5,211

	Norwegian Krone	Buy	9/21/16	80,371	81,703	(1,332)

	Russian Ruble	Buy	9/21/16	46,576	45,453	1,123

	Swedish Krona	Sell	9/21/16	301,028	307,582	6,554

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	7/21/16	15,354	10,904	(4,450)

	British Pound	Sell	9/21/16	47,294	47,383	89

	Canadian Dollar	Sell	7/21/16	68,660	69,201	541

	Euro	Sell	9/21/16	47,298	48,711	1,413

	Japanese Yen	Sell	8/18/16	47,112	47,422	310

	New Zealand Dollar	Buy	7/21/16	61,567	61,371	196

	Norwegian Krone	Sell	9/21/16	120,932	120,402	(530)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/21/16	47,479	49,544	(2,065)

	Australian Dollar	Sell	7/21/16	47,628	46,654	(974)

	Brazilian Real	Sell	10/3/16	24,418	22,718	(1,700)

	British Pound	Buy	9/21/16	31,307	35,667	(4,360)

	Canadian Dollar	Buy	7/21/16	119,982	120,402	(420)

	Japanese Yen	Buy	8/18/16	25,276	24,548	728

	Singapore Dollar	Sell	8/18/16	47,861	47,518	(343)

UBS AG

	Australian Dollar	Buy	7/21/16	17,143	14,750	2,393

	British Pound	Buy	9/21/16	15,854	17,163	(1,309)

	Canadian Dollar	Sell	7/21/16	225,179	222,563	(2,616)

	Euro	Sell	9/21/16	3,783	4,562	779

	Japanese Yen	Buy	8/18/16	48,333	47,858	475

	Japanese Yen	Sell	8/18/16	49,367	47,591	(1,776)

	New Zealand Dollar	Buy	7/21/16	52,935	50,659	2,276

WestPac Banking Corp.

	Canadian Dollar	Buy	7/21/16	51,708	50,971	737

Total						$23,882

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/16	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

FTSE 100 Index (Long)	1	$85,500	Sep-16	$5,403

S&P 500 Index E-Mini
(Short)	4	418,050	Sep-16	(258)

S&P Mid Cap 400 Index
E-Mini (Long)	8	1,194,400	Sep-16	(18,166)

Tokyo Price Index (Short)	1	120,612	Sep-16	9,688

U.S. Treasury Bond
30 yr (Long)	2	344,688	Sep-16	18,746

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/16	Number of		Expiration	appreciation/
(Unaudited) cont.	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra
30 yr (Short)	1	$186,375	Sep-16	$(11,627)

U.S. Treasury Note
5 yr (Short)	7	855,148	Sep-16	(15,669)

U.S. Treasury Note
10 yr (Long)	10	1,329,844	Sep-16	35,918

U.S. Treasury Note
10 yr (Short)	6	797,906	Sep-16	(12,012)

Total				$12,023

Putnam VT Absolute Return 500 Fund 11

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/16 (premiums $42,759) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.515	$8,100	$140

Goldman Sachs International
(0.7325)/3 month USD-LIBOR-BBA/
Jul-18	Jul-16/0.7325	2,210,000	1,702

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	21,390

Total			$23,232

WRITTEN OPTIONS
OUTSTANDING at 6/30/16	Expiration	Contract
(premiums $7,801) (Unaudited)	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jul-16/$216.00	$7,037	$2,640

SPDR S&P 500 ETF Trust (Call)	Jul-16/213.50	3,491	2,278

SPDR S&P 500 ETF Trust (Call)	Jul-16/214.00	3,488	1,023

SPDR S&P 500 ETF Trust (Call)	Jul-16/215.50	3,489	120

SPDR S&P 500 ETF Trust (Call)	Jul-16/215.50	3,488	34

Total			$6,095

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/16 (Unaudited)
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$13,300	$(326)	$562

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	13,300	(338)	465

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	57,100	(401)	161

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/16 (Unaudited) cont.
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable) (depreciation)

JPMorgan Chase Bank N.A. cont.
1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	$28,600	$(189)	$92

(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	13,300	(354)	(349)

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	13,300	(372)	(368)

2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	58,300	386	385

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	58,300	373	371

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	57,100	175	(161)

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	114,200	365	(307)

(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	58,300	336	(529)

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	58,300	332	(637)

Total			$(13)	$(315)

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/16 (proceeds receivable	Principal	Settlement
$1,030,703) (Unaudited)	amount	date	Value

Federal National Mortgage Association, 3s,
July 1, 2046	$1,000,000	6/26/16	$1,037,578

Total			$1,037,578

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$2,770,200 E	$5,941	9/21/18	1.12%	3 month	$(13,539)
					USD-LIBOR-BBA

	1,037,000 E	6,648	9/21/21	1.40%	3 month	(12,529)
					USD-LIBOR-BBA

	7,415,400 E	(81,028)	9/21/26	3 month USD-LIBOR-BBA	1.75%	160,121

	529,800 E	5,778	9/21/26	1.75%	3 month	(11,451)
					USD-LIBOR-BBA

	360,500 E	(8,524)	9/21/46	3 month USD-LIBOR-BBA	2.17%	18,823

	99,000	—	6/6/18	3 month USD-LIBOR-BBA	1.0355%	592

	126,000	(2)	6/6/26	1.68%	3 month	(3,742)
					USD-LIBOR-BBA

	5,389,000 E	(21,232)	9/21/18	3 month USD-LIBOR-BBA	1.05%	9,168

	861,000 E	(6,812)	9/21/21	3 month USD-LIBOR-BBA	1.30%	4,874

	531,000 E	(81)	9/21/26	1.65%	3 month	(12,267)
					USD-LIBOR-BBA

	95,000	(1)	6/15/26	1.4895%	3 month	(1,061)

12 Putnam VT Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$94,000	$(1)	6/21/26	3 month USD-LIBOR-BBA	1.4835%	$974

	788,000	(3)	6/21/18	3 month USD-LIBOR-BBA	0.841%	1,665

	437,000	(6)	6/22/26	1.5425%	3 month	(7,000)
					USD-LIBOR-BBA

	100,000	—	6/29/18	3 month USD-LIBOR-BBA	0.711%	(48)

	100,000	—	6/29/18	3 month USD-LIBOR-BBA	0.7115%	(47)

	100,000	—	6/29/18	3 month USD-LIBOR-BBA	0.716%	(38)

	156,000	(2)	6/30/26	1.3345%	3 month	647
					USD-LIBOR-BBA

AUD	386,000 E	2,871	9/28/26	2.35%	6 month AUD-BBR-	(909)
					BBSW

AUD	1,124,000 E	133	9/28/18	3 month AUD-BBR-BBSW	1.75%	404

AUD	396,000 E	196	9/28/21	2.05%	6 month AUD-BBR-	(519)
					BBSW

CAD	1,440,000 E	(901)	9/21/18	3 month CAD-BA-CDOR	0.90%	(74)

CAD	533,000 E	3,322	9/21/26	1.50%	3 month CAD-BA-	(3,183)
					CDOR

CAD	219,000 E	674	9/21/21	1.05%	3 month CAD-BA-	(291)
					CDOR

CHF	103,000 E	2,022	9/21/26	6 month CHF-LIBOR-BBA	0.15%	(422)

CHF	299,000 E	878	9/21/18	6 month CHF-LIBOR-BBA	0.70%	(323)

CHF	713,000 E	5,503	9/21/21	6 month CHF-LIBOR-BBA	0.55%	(2,122)

EUR	1,245,000 E	5,379	9/21/21	0.05%	6 month	(3,582)
					EUR-EURIBOR-
					REUTERS

EUR	245,000 E	(1,523)	9/21/26	6 month EUR-EURIBOR-Telerate	0.55%	2,718

GBP	379,000 E	139	9/21/18	6 month GBP-LIBOR-BBA	0.75%	2,912

GBP	335,000 E	8,751	9/21/21	1.00%	6 month	(84)
					GBP-LIBOR-BBA

GBP	3,000 E	(142)	9/21/26	6 month GBP-LIBOR-BBA	1.35%	(4)

NOK	882,000 E	(1,193)	9/21/26	6 month NOK-NIBOR-NIBR	1.50%	268

NOK	33,000 E	—	9/21/18	0.80%	6 month NOK-NIBOR-	3
					NIBR

NOK	39,000 E	26	9/21/21	1.10%	6 month NOK-NIBOR-	(7)
					NIBR

NZD	297,000	889	6/15/26	3.10%	3 month	(7,373)
					NZD-BBR-FRA

NZD	443,000	99	6/15/18	3 month NZD-BBR-FRA	2.40%	1,157

NZD	1,373,000	(1,108)	6/15/21	2.70%	3 month	(18,364)
					NZD-BBR-FRA

NZD	90,000	(382)	6/15/21	3 month NZD-BBR-FRA	2.7003%	750

NZD	439,000	677	6/15/18	2.4001%	3 month	(372)
					NZD-BBR-FRA

NZD	200,000 E	(719)	9/21/21	3 month NZD-BBR-FRA	2.50%	339

NZD	22,000 E	(371)	9/21/26	3 month NZD-BBR-FRA	2.90%	(69)

SEK	1,492,000 E	(1,335)	9/21/26	3 month SEK-STIBOR-SIDE	1.10%	4,018

SEK	861,000 E	620	9/21/21	0.30%	3 month SEK-STIBOR-	(638)
					SIDE

Total		$(74,820)				$109,375

E Extended effective date.

Putnam VT Absolute Return 500 Fund 13

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$12,087	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(147)
					30 year Fannie Mae pools

	12,087	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(147)
					30 year Fannie Mae pools

baskets	47,079	—	4/18/17	(3 month USD-LIBOR-BBA plus	A basket (MLTRFCF8) of	(45,601)
				0.10%)	common stocks

units	1,168	—	4/18/17	3 month USD-LIBOR-BBA minus	Russell 1000 Total Return	(94,931)
				0.07%	Index

Barclays Bank PLC
	$5,578	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(68)
					30 year Fannie Mae pools

	11,666	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(8)
					30 year Fannie Mae pools

	26,819	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50%	333
					30 year Fannie Mae pools

Citibank, N.A.
	7,748	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(94)
					30 year Fannie Mae pools

baskets	12,681	—	11/10/16	3 month USD-LIBOR-BBA minus	A basket ( CGPUTS48) of	8,080
				0.55%	common stocks

baskets	25	—	12/16/16	(3 month USD-LIBOR-BBA plus	A basket (CGPUTQL2) of	86,756
				0.42%)	common stocks

units	834	—	10/17/16	3 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	975
				0.30%	Net USD

units	550	—	11/23/16	3 month USD-LIBOR-BBA plus	Russell 1000 Total Return	(88,909)
				0.02%	Index

units	1,562	—	3/17/17	3 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	(11,107)
				0.14%	Net USD

Credit Suisse International
$332,635		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	1,170
					30 year Ginnie Mae II pools

	64,610	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(802)
					30 year Fannie Mae pools

	5,486	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(68)
					30 year Fannie Mae pools

	88,412	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,157)
					30 year Fannie Mae pools

	41,023	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(537)
					30 year Fannie Mae pools

	40,507	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(579)
					30 year Fannie Mae pools

	47,417	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	576
					30 year Fannie Mae pools

Deutsche Bank AG
units	9,291	—	8/8/16	(3 month USD-LIBOR-BBA plus	DB Custom PT Long 12	(55,045)
				0.31%)	PR Index

units	9,295	—	8/8/16	3 month USD-LIBOR-BBA minus	DB Custom PT Short 12	44,281
				0.45%	PR Index

Goldman Sachs International
	$41,023	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(537)
					30 year Fannie Mae pools

	43,277	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50%	537
					30 year Fannie Mae pools

baskets	40,469	—	12/15/20	(1 month USD-LIBOR-BBA plus	A basket (GSCBPUR1) of	164,054
				0.44%)	common stocks

14 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
units	8,792	$—	12/15/20	(0.45%)	Goldman Sachs Volatility	$(22,935)
					Carry US Scaled 3x Excess
					Return Strategy

units	301	—	12/12/16	1 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	(3,926)
				0.17%	Net USD

units	7,835	—	12/15/20	(0.45%)	Goldman Sachs Volatility	(12,435)
					Carry US Series 30 Excess
					Return Strategy

JPMorgan Chase Bank N.A.
	$9,917	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(121)
					30 year Fannie Mae pools

baskets	39,640	—	4/25/16	3 month USD-LIBOR-BBA minus	A basket (JPCMPTSH) of	(169,005)
				0.44%	common stocks

UBS AG
units	5,659	—	8/19/16	1 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	(40,462)
				0.25%	Net USD

Total		$—				$(241,859)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$68	$1,000	5/11/63	300 bp	$(5)

CMBX NA BBB– Index	BBB–/P	121	2,000	5/11/63	300 bp	(26)

CMBX NA BBB– Index	BBB–/P	228	4,000	5/11/63	300 bp	(66)

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	(47)

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	299

CMBX NA BBB– Index	BBB–/P	141	25,000	1/17/47	300 bp	(2,387)

Credit Suisse International
CMBX NA BB Index	—	(1,889)	107,000	5/11/63	(500 bp)	12,713

CMBX NA BBB– Index	BBB–/P	6,346	185,000	1/17/47	300 bp	(12,358)

CMBX NA BBB– Index	BBB–/P	15,235	428,000	1/17/47	300 bp	(28,038)

CMBX NA BBB– Index	BBB–/P	49,604	664,000	1/17/47	300 bp	(17,526)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	10	4,000	5/11/63	300 bp	(284)

CMBX NA BBB– Index	BBB–/P	(23)	5,000	5/11/63	300 bp	(390)

CMBX NA BBB– Index	BBB–/P	4	1,000	1/17/47	300 bp	(97)

CMBX NA BBB– Index	BBB–/P	3	3,000	1/17/47	300 bp	(300)

CMBX NA BBB– Index	BBB–/P	55	7,000	1/17/47	300 bp	(653)

CMBX NA BBB– Index	BBB–/P	29	8,000	1/17/47	300 bp	(780)

CMBX NA BBB– Index	BBB–/P	29	8,000	1/17/47	300 bp	(780)

CMBX NA BBB– Index	BBB–/P	68	16,000	1/17/47	300 bp	(1,549)

CMBX NA BBB– Index	BBB–/P	57	16,000	1/17/47	300 bp	(1,561)

CMBX NA BBB– Index	BBB–/P	57	16,000	1/17/47	300 bp	(1,561)

CMBX NA BBB– Index	BBB–/P	209	21,000	1/17/47	300 bp	(1,914)

CMBX NA BBB– Index	BBB–/P	449	53,000	1/17/47	300 bp	(4,909)

CMBX NA BBB– Index	BBB–/P	1,699	63,000	1/17/47	300 bp	(4,670)

CMBX NA BB Index	—	(248)	29,000	5/11/63	(500 bp)	3,709

CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	761

CMBX NA BB Index	—	51	5,000	5/11/63	(500 bp)	734

CMBX NA BB Index	—	(53)	5,000	5/11/63	(500 bp)	629

CMBX NA BB Index	—	67	4,000	5/11/63	(500 bp)	613

Putnam VT Absolute Return 500 Fund 15

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$5	$4,000	5/11/63	(500 bp)	$551

CMBX NA BB Index	—	68	3,000	5/11/63	(500 bp)	477

CMBX NA BB Index	—	(10)	5,000	1/17/47	(500 bp)	963

CMBX NA BBB– Index	BBB–/P	457	11,000	1/17/47	300 bp	(655)

CMBX NA BBB– Index	BBB–/P	475	11,000	1/17/47	300 bp	(637)

CMBX NA BBB– Index	BBB–/P	443	11,000	1/17/47	300 bp	(669)

CMBX NA BBB– Index	BBB–/P	443	11,000	1/17/47	300 bp	(669)

CMBX NA BBB– Index	BBB–/P	232	11,000	1/17/47	300 bp	(880)

CMBX NA BBB– Index	BBB–/P	92	12,000	1/17/47	300 bp	(1,121)

CMBX NA BBB– Index	BBB–/P	485	16,000	1/17/47	300 bp	(1,133)

CMBX NA BBB– Index	BBB–/P	702	17,000	1/17/47	300 bp	(1,016)

CMBX NA BBB– Index	BBB–/P	3,190	23,000	1/17/47	300 bp	865

CMBX NA BBB– Index	BBB–/P	354	46,000	1/17/47	300 bp	(4,296)

JPMorgan Securities LLC
CMBX NA BBB– Index	—	(118)	22,000	5/11/63	(300 bp)	1,499

CMBX NA BBB– Index	—	(155)	6,000	5/11/63	(300 bp)	286

Total		$80,056				$(66,878)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 26 Index	B+/P	$63,806	$2,614,000	6/20/21	(500 bp)	$(24,131)

Total		$63,806				$(24,131)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

16 Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$159,553	$176,887	$—

Capital goods	470,825	62,201	—

Communication services	459,095	137,280	—

Consumer cyclicals	884,266	106,699	—

Consumer staples	754,708	124,555	—

Energy	347,541	57,294	—

Financials	913,266	648,734	—

Health care	709,475	47,296	—

Technology	864,537	401,791	—

Transportation	113,078	61,675	—

Utilities and power	219,062	121,727	—

Total common stocks	5,895,406	1,946,139	—

Asset-backed securities	—	51,000	—

Commodity linked notes	—	1,737,746	—

Corporate bonds and notes	—	183,870	—

Foreign government and agency bonds and notes		361,033

Investment companies	1,585,627	—	—

Mortgage-backed securities	—	2,311,454	—

Purchased options outstanding	—	92,051	—

Purchased swap options outstanding	—	2,491	—

U.S. government and agency mortgage obligations	—	4,185,000	—

Warrants	—	379,360	—

Short-term investments	12,156,622	5,395,687	—

Totals by level	$19,637,655	$16,645,831	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$23,882	$—

Futures contracts	12,023	—	—

Written options outstanding	—	(6,095)	—

Written swap options outstanding	—	(23,232)	—

Forward premium swap option contracts	—	(315)	—

TBA sale commitments	—	(1,037,578)	—

Interest rate swap contracts	—	184,195	—

Total return swap contracts	—	(241,859)	—

Credit default contracts	—	(234,871)	—

Totals by level	$12,023	$(1,335,873)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Putnam VT Absolute Return 500 Fund 17

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	6/30/16

Asset-backed securities	$133,000	$—	$—	$—	$—	$(133,000)	$—	$—	$—

Mortgage-backed securities	$489,513	(27,555)	(623)	9,478	—	(11,912)	—	(458,901)	—

Totals	$622,513	$(27,555)	$(623)	$9,478	$—	$(144,912)	$—	$(458,901)	$—

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out  include valuations where a  secondary pricing source was obtained for certain securities.

# Includes $0 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $23,616,028)	$24,246,864

Affiliated issuers (identified cost $12,036,622) (Notes 1 and 5)	12,036,622

Cash	21,872

Foreign currency (cost $1,963) (Note 1)	1,962

Dividends, interest and other receivables	28,316

Receivable for shares of the fund sold	16,388

Receivable for investments sold	220,299

Receivable for sales of delayed delivery securities (Note 1)	1,031,786

Receivable from Manager (Note 2)	32,822

Receivable for variation margin (Note 1)	76,992

Unrealized appreciation on forward premium swap option contracts (Note 1)	2,036

Unrealized appreciation on forward currency contracts (Note 1)	70,280

Unrealized appreciation on OTC swap contracts (Note 1)	330,861

Premium paid on OTC swap contracts (Note 1)	2,554

Total assets	38,119,654

Liabilities

Payable for investments purchased	186,082

Payable for purchases of delayed delivery securities (Note 1)	4,142,429

Payable for shares of the fund repurchased	13,580

Payable for custodian fees (Note 2)	25,949

Payable for investor servicing fees (Note 2)	3,444

Payable for Trustee compensation and expenses (Note 2)	2,455

Payable for administrative services (Note 2)	128

Payable for distribution fees (Note 2)	6,424

Payable for variation margin (Note 1)	77,338

Unrealized depreciation on OTC swap contracts (Note 1)	639,598

Premium received on OTC swap contracts (Note 1)	82,610

Unrealized depreciation on forward currency contracts (Note 1)	46,398

Unrealized depreciation on forward premium swap option contracts (Note 1)	2,351

Written options outstanding, at value (premiums $50,560) (Notes 1 and 3)	29,327

TBA sale commitments, at value (proceeds receivable $1,030,703) (Note 1)	1,037,578

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	46,191

Total liabilities	6,461,882
Net assets	$31,657,772

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$32,309,452

Undistributed net investment income (Note 1)	93,096

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,201,866)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	457,090

Total — Representing net assets applicable to capital shares outstanding	$31,657,772

Computation of net asset value Class IA

Net assets	$10,876

Number of shares outstanding	1,084

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	10.04*

Computation of net asset value Class IB

Net assets	$31,646,896

Number of shares outstanding	3,185,111

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.94

*Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 19

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign tax of $5,219)	$156,207

Interest (including interest income of $25,040 from investments in affiliated issuers) (Note 5)	148,122

Total investment income	304,329

Expenses

Compensation of Manager (Note 2)	117,603

Investor servicing fees (Note 2)	11,407

Custodian fees (Note 2)	46,485

Trustee compensation and expenses (Note 2)	1,138

Distribution fees (Note 2)	40,496

Administrative services (Note 2)	379

Auditing and tax fees	43,429

Other	9,721

Fees waived and reimbursed by Manager (Note 2)	(84,290)

Total expenses	186,368

Expense reduction (Note 2)	(348)

Net expenses	186,020

Net investment income	118,309

Net realized loss on investments (Notes 1 and 3)	(577,234)

Net realized loss on swap contracts (Note 1)	(267,549)

Net realized gain on futures contracts (Note 1)	144,329

Net realized loss on foreign currency transactions (Note 1)	(113,720)

Net realized loss on written options (Notes 1 and 3)	(16,278)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	32,983

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	552,504

Net loss on investments	(244,965)

Net decrease in net assets resulting from operations	$(126,656)

The accompanying notes are an integral part of these financial statements.

20 Putnam VT Absolute Return 500 Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Increase (decrease) in net assets

Operations:

Net investment income	$118,309	$97,518

Net realized gain (loss) on investments and foreign currency transactions	(830,452)	1,156,430

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	585,487	(1,490,844)

Net decrease in net assets resulting from operations	(126,656)	(236,896)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(781)	(43)

Class IB	(1,224,973)	(49,703)

Net realized short-term gain on investments

Class IA	—	(51)

Class IB	—	(128,181)

From net realized long-term gain on investments

Class IA	—	(211)

Class IB	—	(534,024)

Increase Increase (decrease) from capital share transactions (Note 4)	(828,106)	9,556,506

Total increase (decrease) in net assets	(2,180,516)	8,607,397

Net assets:

Beginning of period	33,838,288	25,230,891

End of period (including undistributed net investment income of $93,096 and $1,200,541, respectively)	$31,657,772	$33,838,288

* Unaudited.

Putnam VT Absolute Return 500 Fund 21

Financial highlights (For a common share outstanding throughout the period)

						LESS

INVESTMENT OPERATIONS:						DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average neta ssets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%[e]	Portfolio turnover (%)

Class IA

6/30/16†	$10.46	.05	(.07)	(.02)	(.40)	—	(.40)	$10.04	(.17)*	$11	.45*	.46*	245* [f]

12/31/15	10.78	.06	(.08)	(.02)	(.04)	(.26)	(.30)	10.46	(.22)	21.90		.58	520 [f]

12/31/14	10.49	.05	.38	.43	(.14)	—	(.14)	10.78	4.12	11.90		.46	317 [f]

12/31/13	10.07	.01	.44	.45	(.03)	—	(.03)	10.49	4.46	10.90		.12	208 [g]

12/31/12	9.63	— [h]	.44	.44	—	—	—	10.07	4.57	9,971.90		.02	262 [g]

12/31/11‡	10.00	.01	(.38)	(.37)	—	—	—	9.63	(3.70)*	9,530	.61*	.15*	240* [g]

Class IB

6/30/16†	$10.35	.04	(.07)	(.03)	(.38)	—	(.38)	$9.94	(.30)*	$31,647	.57*	.36 *	245* [f]

12/31/15	10.67	.03	(.07)	(.04)	(.02)	(.26)	(.28)	10.35	(.44)	33,818	1.15	.33	520 [f]

12/31/14	10.41	.02	.38	.40	(.14)	—	(.14)	10.67	3.86	25,220	1.15	.22	317 [f]

12/31/13	10.03	— [h]	.41	.41	(.03)	—	(.03)	10.41	4.08	21,681	1.15	(.04)	208 [g]

12/31/12	9.61	(.02)	.44	.42	—	—	-	10.03	4.37	7,886	1.15	(.23)	262 [g]

12/31/11‡	10.00	.02	(.41)	(.39)	—	—	-	9.61	(3.90)*	2,735	.78*	.21*	240* [g]

* Not annualized.

† Unaudited.

‡ For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

6/30/16	0.26%

12/31/15	0.44

12/31/14	0.50

12/31/13	0.45

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	280%

December 31, 2012	475

December 31, 2011	875

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Absolute Return 500 Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Putnam VT Absolute Return 500 Fund 23

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between

24 Putnam VT Absolute Return 500 Fund

two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked

Putnam VT Absolute Return 500 Fund 25

to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain coun-terparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $464,356 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $540,892 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $296,629 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$296,629	$—	$296,629	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $35,701,303, resulting in gross unrealized appreciation and depreciation of $1,214,652 and $632,469, respectively, or net unrealized appreciation of $582,183.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 70.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

26 Putnam VT Absolute Return 500 Fund

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.361% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $15,659 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $68,631 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$6
Class IB	11,401

Total	$11,407

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $344 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$40,496

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including
TBA commitments (Long-term)	$45,175,428	$47,431,720

U.S. government securities (Long-term)	—	—

Total	$45,175,428	$47,431,720

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Absolute Return 500 Fund 27

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$1,647,450	$48,121	$24,419	$10,186

Options opened	5,035,100	25,568	116,652	48,357

Options exercised	(109,700)	(1,560)	—	—

Options expired	(762,650)	(2,828)	(92,363)	(36,305)

Options closed	(2,958,600)	(26,542)	(27,715)	(14,437)

Written options outstanding at the
end of the reporting period	$2,851,600	$42,759	$20,993	$7,801

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,529	$26,027	922	$9,653	482,316	$4,873,295	1,509,701	$15,871,516

Shares issued in connection with
reinvestment of distributions	79	781	29	305	124,489	1,224,973	67,479	711,908

	2,608	26,808	951	9,958	606,805	6,098,268	1,577,180	16,583,424

Shares repurchased	(3,488)	(35,574)	—	—	(690,686)	(6,917,608)	(671,211)	(7,036,876)

Net increase (decrease)	(880)	$(8,766)	951	$9,958	(83,881)	$(819,340)	905,969	$9,546,548

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	1,084	100.00%	$10,876

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$8,587,075	$3,479,829	$6,228,136	$10,510	$5,838,768

Putnam Short Term Investment Fund*	6,090,869	7,311,289	7,204,304	14,530	6,197,854

Totals	$14,677,944	$10,791,118	$13,432,440	$25,040	$12,036,622

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

28 Putnam VT Absolute Return 500 Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$26,000

Purchased currency options (contract amount)	$240,000

Purchased swap option contracts (contract amount)	$1,800,000

Written equity option contracts (contract amount) (Note 3)	$18,000

Written swap option contracts (contract amount) (Note 3)	$2,500,000

Futures contracts (number of contracts)	60

Forward currency contracts (contract amount)	$9,600,000

Centrally cleared interest rate swap contracts (notional)	$35,600,000

OTC total return swap contracts (notional)	$39,300,000

OTC credit default contracts (notional)	$2,500,000

Centrally cleared credit default contracts (notional)	$2,500,000

Warrants (number of warrants)	99,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$25,275	Unrealized depreciation	$260,146*

Foreign exchange contracts	Investments, Receivables	72,751	Investments, Payables	46,398

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	788,177*	Unrealized depreciation	568,875*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	394,890*	Unrealized depreciation	218,044*

Total		$1,281,093		$1,093,463

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(66,767)	$(66,767)

Foreign exchange contracts	—	(1,077)	—	33,144	—	32,067

Equity contracts	19,112	22,177	(27,190)	—	(190,186)	(176,087)

Interest rate contracts	—	3,128	16,445	—	125,735	145,308

Total	$19,112	$24,228	$(10,745)	$33,144	$(131,218)	$(65,479)

Putnam VT Absolute Return 500 Fund 29

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$51,156	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$51,156

OTC Total return swap contracts*#	—	333	—	95,811	1,746	44,281	164,591	—	—	—	—	—	—	—	—	306,762

OTC Credit default contracts*#	—	—	—	—	14,602	—	8,615	—	—	2,058	—	—	—	—	—	25,275

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	25,836	—	—	—	—	25,836

Forward currency contracts#	9,013	4,565	—	9,625	5,418	247	11,550	2,483	17,442	—	—	2,549	728	5,923	737	70,280

Forward premium swap
option contracts #	—	—	—	—	—	—	—	—	2,036	—	—	—	—	—	—	2,036

Purchased swap options** #	—	—	—	—	63	—	2,428	—	—	—	—	—	—	—	—	2,491

Purchased options** #	—	—	—	51,886	—	—	—	—	40,165	—	—	—	—	—	—	92,051

Total Assets	$9,013	$4,898	$51,156	$157,322	$21,829	$44,528	$187,184	$2,483	$59,643	$2,058	$25,836	$2,549	$728	$5,923	$737	$575,887

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	63,455	—	—	—		—	—	—	—	—	—	—	—	63,455

OTC Total return swap contracts*#	140,826	76	—	100,110	3,143	55,045	39,833	—	169,126	—	—	—	—	40,462	—	548,621

OTC Credit default contracts*#	808	3,116	—	—	129,107	—	39,178	—	—	—	—	—	—	—	—	172,209

Centrally cleared credit
default contracts§	—	—	12,011	—	—	—	—	—	—	—	—	—	—	—	—	12,011

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,872	—	—	—	—	1,872

Forward currency contracts#	1,423	5,186	—	1,503	5,238	3,089	3,079	—	6,337	—	—	4,980	9,862	5,701	—	46,398

Forward premium swap
option contracts #	—	—	—	—	—	—	—	—	2,351	—	—	—	—	—	—	2,351

Written swap options #	—	—	—	—	140	—	1,702	—	21,390	—	—	—	—	—	—	23,232

Written options #	6,061	—	—	34	—	—	—	—	—	—	—	—	—	—	—	6,095

Total Liabilities	$149,118	$8,378	$75,466	$101,647	$137,628	$58,134	$83,792	$—	$199,204	$—	$1,872	$4,980	$9,862	$46,163	$—	$876,244

Total Financial and Derivative
Net Assets	$(140,105)	$(3,480)	$(24,310)	$55,675	$(115,799)	$(13,606)	$103,392	$2,483	$(139,561)	$2,058	$23,964	$(2,431)	$(9,134)	$(40,240)	$737	$(300,357)

Total collateral received (pledged)† ##	$(118,976)	$—	$—	$55,675	$(115,799)	$—	$(261,948)	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(21,129)	$(3,480)	$(24,310)	$—	$—	$(13,606)	$365,340	$2,483	$(139,561)	$2,058	$23,964	$(2,431)	$(9,134)	$(40,240)	$737

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

 # Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§  Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

30 Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund 31

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

32 Putnam VT Absolute Return 500 Fund

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that this expense limitation was not operative. However, in the case of your fund, this expense limitation was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. In addition, effective through at least April 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.90% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

Putnam VT Absolute Return 500 Fund 33

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on May 2, 2011, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year and three-year periods ended December 31, 2015. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class IA share cumulative total return performance at net asset value was negative and trailed the return of its benchmark over the one-year period and was positive and exceeded the return of its benchmark over the three-year period ended December 31, 2015. Over the one-year and three-year periods, your fund’s class IA share cumulative total return performance at net asset value trailed the fund’s targeted annual return, which is the return of its benchmark plus 500 basis points. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

34 Putnam VT Absolute Return 500 Fund

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Putnam VT Absolute Return 500 Fund 35

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36 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
The Putnam Advisory Company, LLC		Kenneth R. Leibler
One Post Office Square	Legal Counsel	Robert E. Patterson
Boston, MA 02109	Ropes & Gray LLP	George Putnam, III
Robert L. Reynolds
Marketing Services		W. Thomas Stephens
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 37

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	VTSA110 301630 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016